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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        DECEMBER 25, 1998



                      COMMODORE APPLIED TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





     DELAWARE                           1-11871            11-3312952
    (State or other jurisdiction      (Commission       (I.R.S. Employer
     of incorporation)                File Number)      Identification No.)


    150 EAST 58TH STREET, SUITE 3400
    NEW YORK, NEW YORK                                          10155
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                DECEMBER 25, 1998


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On December 25, 1998, Commodore Applied Technologies, Inc. a Delaware corporation (the "Company"), consummated the transfer of all 10,000,000 of its shares of common stock, par value $.001 per share (the "Separation Stock"), of Commodore Separation Technologies, Inc., a Delaware corporation ("Separation"), representing approximately 87% of the issued and outstanding shares of capital stock of Separation, to Commodore Environmental Services LLC, a Delaware limited liability company wholly owned by Commodore Environmental Services, Inc., a Delaware corporation ("COES"), as part of a debt repayment plan between the Company and COES. The transfer is effective as of September 28, 1998. COES currently owns approximately 35% of the outstanding shares of common stock of the Company. Bentley J. Blum, a director of COES and the owner of approximately 52% of the outstanding shares of COES common stock, is also a director of the Company and Separation.

          As a result of the repayment, the Company has repaid all of its $6,755,864 debt to COES by exchanging the debt for (i) the Separation Stock (as repayment of $1,250,000 of debt); (ii) 20,909 shares of newly created 6% Series B Convertible Preferred Stock of the Company (as repayment of $2,090,870 of debt); (iii) 10,189 shares of newly created 6% Series C Convertible Preferred Stock of the Company (as repayment of $1,018,864 of debt); (iv) 20,391 shares of newly created 6% Series D Convertible Preferred Stock of the Company (as repayment of $2,039,100 of debt); (v) assignment to COES of an account receivable due to the Company from Separation in the amount of $357,000; and (vi) amendment of an existing warrant owned by COES to purchase 1,500,000 shares of the Company's common stock to reduce the exercise price of such warrant from $10.00 per share to $1.50 per share. The terms of the debt restructuring were determined as a result of arm's-length negotiations between representatives of both the Company and COES, and were supported by fairness opinions by an independent, third-party appraiser.

          By virtue of the foregoing transaction, Separation has become the indirect, 87%-owned subsidiary of COES. Paul E. Hannesson, the Chairman of the Board, President and Chief Executive Officer of the Company and the Chairman of the Board and Chief Executive Officer of Separation, and James M. DeAngelis, the Vice President--Finance and Treasurer of the Company and the Vice President--Sales & Marketing of Separation, will maintain their current management positions in Separation. The acquisition of Separation by COES will be accounted for under the purchase method of accounting.

         The information set forth above is qualified in its entirety by reference to: (i) the Amended Warrant to purchase 1,500,000 shares of Company common stock, a copy of which is attached hereto as EXHIBIT 4.1; (ii) the Certificate of Designation of 6% Series B Convertible Preferred Stock of the Company, a copy of which is attached hereto as EXHIBIT 4.2; (iii) the Certificate of Designation of 6% Series C Convertible Preferred Stock of the Company, a copy of which is attached hereto as EXHIBIT 4.3; (iv) the Certificate of Designation of 6% Series D Convertible Preferred Stock of the Company, a copy of which is attached hereto as EXHIBIT 4.4; (v) the Debt Repayment Agreement, dated as of September 28, 1998, between the Company and COES, a copy of which is attached hereto as EXHIBIT 99.1; (vi) the Registration Rights Agreement, dated as of September 28, 1998, between the Company and COES, a copy of which is attached hereto as EXHIBIT 99.2; and
(vii) the Press Release of the Company, dated December 31, 1998, a copy of which is attached hereto as EXHIBIT 99.3.


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  In accordance with Item 7(b) of Form 8-K, the pro forma financial information shall be provided not later than 60 days after the date on which this Current Report was filed.

         (c)      EXHIBITS.
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


         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------

             4.1 Amended Warrant to purchase 1,500,000 shares of Company common stock.

             4.2 Certificate of Designation of 6% Series B Convertible Preferred Stock of the Company.

             4.3 Certificate of Designation of 6% Series C Convertible Preferred Stock of the Company.

             4.4 Certificate of Designation of 6% Series D Convertible Preferred Stock of the Company.

             99.1 Debt Repayment Agreement, dated as of September 28, 1998, between the Company and COES.

             99.2 Registration Rights Agreement, dated as of September 28, 1998, between the Company and COES.

             99.3        Press Release, dated December 31, 1998.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            COMMODORE APPLIED TECHNOLOGIES, INC.



Date:  December 31, 1998                    BY: /s/ James M. DeAngelis
                                               ---------------------------------
                                                 James M. DeAngelis, Treasurer


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                                  EXHIBIT INDEX


         EXHIBIT NO.     DESCRIPTION
         -----------     -----------

             4.1 Amended Warrant to purchase 1,500,000 shares of Company common stock.

             4.2         Certificate of Designation of 6% Series B Convertible
                         Preferred Stock of the Company.

             4.3         Certificate of Designation of 6% Series C Convertible
                         Preferred Stock of the Company.

             4.4         Certificate of Designation of 6% Series D Convertible
                         Preferred Stock of the Company.

             99.1        Debt Repayment Agreement, dated as of September 28,
                         1998, between the Company and COES.

             99.2        Registration Rights Agreement, dated as of September
                         28, 1998, between the Company and COES.

             99.3        Press Release, dated December 31, 1998.

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